RELIABLE. ANSWERS. Citi Global Property CEO Conference March 4-6, 2013 Exhibit 99.1

RELIABLE. ANSWERS. 2013 Duke Realty Corporation 2 40 Years Timeline

RELIABLE. ANSWERS. 2013 Duke Realty Corporation 3 Three-Pronged Strategy for Success Strategies for delivering shareholder value

RELIABLE. ANSWERS.
2013 Duke Realty Corporation
Exceptional Real Estate Brand
Duke Realty a Leading Real Estate Investment Company since 1972

Over 40 years history as an industrial, owner, operator and developer;  Over 25 years as a medical office developer
Top 57 leaders with over 15 years average experience at Duke Realty;  33 leaders involved in corporate leadership (“LEAD”) program
Top tier Corporate Governance¹
Ranked as “best” place to work in various cities across the country. Significant corporate initiatives focused on employee inclusion and acceptance as well as involvement and support in the community.
Over 80% tenant renewal with over 3,000, high credit quality, diversified customers
Top three class-A market share in a majority of our industrial markets with one of the highest quality portfolios
20 years as a public company . . delivered 6.4 % dividend yield on average and
10.0% average annual total shareholder return since 1993.   20.8% total
shareholder return in 2012.
(1) 2013 ISS “Quickscore” rank in top decile of the avg of S&P500 companies. Leading REIT research firm corporate governance metric places DRE in the 97  percentile on avg 2008 thru 2012.
th

2013 Duke Realty Corporation OPERATIONS STRATEGY 5

2013 Duke Realty Corporation
Consistent Operating Performance
Stabilized Occupancy (%)
Strong historical stabilized occupancy – fundamentals improving
Lease Renewals (%)
Strong lease renewal percentages
Stabilized occupancy
In-service occupancy
Leasing Activity
New Leases and Renewals – Consistent Execution (in millions of square feet)
Lease Maturity Schedule
Lease maturities are well balanced with no one year accounting for more than 12%
Demonstrated ability to maintain consistency through economic cycles
95%
92%
92%
89%
88%
91% 91%
89%
89%
87%

OPERATIONS STRATEGY
93%
93%
72%
79%
77%
69%
83%
21.4
22.7
25.9
24.5
29.3

2013 Duke Realty Corporation
Notes
1. Based on simple average of calendar year-over-year annual same-property cash NOI growth. Five year analysis measures 2008 - 2012
2. Suburban Office Peers include BDN, CLI, HIW, OFC and LRY; weighted by historical market cap
3. Industrial includes DCT, EGP, FR, AMB and PLD; weighted by historical market cap
1.4%
(0.3%)
(0.8%)
2.5%
1.0%
2.0%
(1.0%)
0.0%
1.0%
2.0%
3.0%
4.0%
Suburban Office Peers Industrial Peers
5-Year Avg. 1-Year Avg.
Annual Same-Store
NOI Growth (1)
Sources    SNL and company filings
Duke Realty
Suburban Office Peers
(2)
Industrial Peers (3)
Consistent NOI Growth Outperformance
Relative Performance vs. Peers
OPERATIONS STRATEGY

2013 Duke Realty Corporation

Positioned for NAV Growth
KEY NAV GROWTH DRIVERS
Lease up
existing vacancy
Increased
management &
service fees
Accretive future
development
Accretive future
acquisitions
Portfolio occupancy of 92.4%
Strong leasing pipeline
Demonstrated track record of 69-83% renewal rate over past 6 years
Should benefit from uptick in third party and JV partners development and construction activity
Property management and leasing fees - should trend higher as occupancy improves
Current pipeline 3.1MM SF of industrial, 0.8MM SF of medical office and 0.5MM SF of suburban office
2013 estimated development starts of $400 to $500 million
Acquisitions focused on achieving asset repositioning goals
Industrial and medical office assets
Higher rental rate growth markets
Increase Rents/
Reduced Capex
Rent roll downs burning off and positive same property NOI performance
Forecasts of industrial market wide average annual rent growth of 3.2% from 2013-16
Sources: Duke Realty. Rent forecasts per PPR and Green Street
OPERATIONS STRATEGY

2013 Duke Realty Corporation

Land and Development Capabilities
OPERATIONS STRATEGY
$540
million
HELD FOR
DEVELOPMENT
Industrial Office
Midwest 25.8 2.8
Indianapolis, Chicago,
Cincinnati, Columbus,
Minneapolis, and
St. Louis major
positions
East 3.8 2.3
New Jersey,
Baltimore,
Washington D.C. and
Raleigh
Southeast 9.0 1.2
Atlanta, Central
Florida, and South
Florida
Southwest 8.0 1.6
Phoenix, Dallas,
Houston and Nashville
Total 46.6 million SF 7.9 million SF
Attractive positions contribute to future development and value
Development – Amounts in million SF

2013 Duke Realty Corporation
Chicago Industrial
• Yusen Logistics build-to-suit
• O’Hare submarket on 26 acre brownfield redevelopment
• 230,000 square feet
• 12 year lease term
• $21.3 million project
• 12-year projected average yield of 7.0%
Select 2012 Industrial Development Starts

Columbus Industrial
• Restoration Hardware expansion for Eastern
U.S. Distribution Operations
• West Jefferson submarket on 19 acres of
our land
• 418,000 square feet, as an addition to
existing 805,000 square feet
• 15 year lease term
• $15 million project
• 15-year projected average yield of 8.1%
OPERATIONS STRATEGY
Southern California Industrial
• Speculative development on Duke Realty land in
Chino, CA
• Inland Empire West submarket
• 421,000 square feet
• $26 million project
• 5-year projected average yield of 7.0%
Atlanta Industrial
• Kuehne & Nagel build-to-suit on Duke Realty land at Camp
Creek
• South Atlanta submarket near Hartsfield Airport
• 211,000 square feet
• 10 year lease term
• $15 million project
• 10-year projected average yield of 8.3%
• Regional distribution center build-to-suit in greater
Seattle for internet retailer
• 1,016,000 square feet
• 15 year lease term
• $105 million project
• 15 year projected average yield of 7.6%
Greater Seattle Bulk Industrial
Delaware Industrial
• Regional distribution center build-to-
suit in Delaware for internet retailer
• 1,015,000 square feet
• 12 year lease term
• $77 million project
• 12-year projected average yield of 8.1%

2013 Duke Realty Corporation
2013 YTD Development Starts

OPERATIONS STRATEGY
Nashville Industrial
• Regional distribution center build-to-suit for
Starbucks
• 680,000 square feet
• 7.5 year lease term
• $26 million project
• Projected average yield of 7.7%
Dallas Medical Office
• Three Baylor Emergency (ER) facilities in
Metro Dallas (cities of Rockwell, Murphy
and Burleson)
• 38,000 square feet each (114,000 total
square feet)
• $15 million project cost each ($45 million
total)
• 15 year term
•
Projected average yield of 9.4%
Dallas Office
• Build-to-suit on Duke Realty Land
• 200,000 square feet
• > 15 year lease term
• ~$40 million project
• Projected average yield of 8.7%

RELIABLE. ANSWERS.
2013 Duke Realty Corporation
Development Strategic Advantages
Development platform creates value

Duke Realty 40 years of experience in development
Recognized as one of the leading commercial developers in each of our 18 markets
Land bank in strategic locations that can support approximately 55 million square feet of development is a significant value advantage going forward
Capital deployed in development can generate 75 to 150 basis points of premium yield over comparable acquisition yields
Risk management policies in place to govern maximum development pipeline size and speculative development starts

2013 Duke Realty Corporation ASSET STRATEGY 13

2013 Duke Realty Corporation

Track Record
Proven ability to execute and allocate investments
in alignment with our strategy
Flex
Disposition
$1 Billion
2005 2006
Savannah
Washington DC
2007
Healthcare
2009
Asset Strategy
2010
Dugan
CBRERT
Premier
Suburban
Office
disposition
$1 Billion
2011 2012
MOB and
Industrial
acquisitions
$800
Million
ASSET STRATEGY

2013 Duke Realty Corporation 2012 2013 15 Asset Strategy BY PRODUCT 2009 BY GEOGRAPHY ASSET STRATEGY 2009 2013 Southeast 21% Southeast 30% 2012 Southeast 22%

2013 Duke Realty Corporation

New, High Quality Portfolio with Long-term Leases
ASSET STRATEGY
Premier portfolio of assets
Portfolio average
Bulk
Industrial
Suburban Office Medical Office
Property age 11.1 years 14.0 years 7.1 years
Property size 229,000 SF 118,000 SF 79,000 SF
Lease term 7.2 years 7.3 years 11.2 years
Tenant size 79,000 SF 12,000 SF 9,000 SF

2013 Duke Realty Corporation

Premier Quality Industrial Portfolio
ASSET STRATEGY
Industry leading focus on newer built, modern bulk warehouse type with strong performance characteristics
<100,000 100,000-500,000 >500,000
% Total Square Feet 9% 54% 37%
Building Square Footage (000's)
10,000            60,000               41,000
No. of Buildings
155                 277                     54
Average Tenant Size
19,000            76,000               385,000
Occupancy
(12/31/12)
90.4% 94.2% 96.2%
Building Size
Portfolio Metric

2013 Duke Realty Corporation
Select Industrial Acquisitions in 2011 & 2012

Southern California Industrial
Staples Distribution Center
497,620 SF, 100% leased
Atlanta Industrial
Hartman Business Center V
569,674 SF, 100% leased
Columbus Industrial
Creekside XIV & XXII
1,076,625 SF, 86% leased
Chicago Industrial
Crate & Barrel Distribution Center
827,268 SF, 100% leased
Chicago Industrial
940 North Enterprise
257,542 SF, 100% leased
Southern California Industrial
Pacer International Distribution
323,000 SF, 100% leased
Dallas Industrial
Lakeside Ranch
749,000 SF, 100% leased
Dallas Industrial
Seefried Portfolio
329,000 SF, 100% leased
Premier Portfolio  Industrial
Pompano, FL
1,163,000 SF, 90% leased
ASSET STRATEGY
Note: % leased figures represent status at time of acquisition
Houston Industrial
801 Seaco Court
135,000 SF, 100% leased
Chicago Industrial
335 Crossroads Parkway
288,000 SF, 0% leased
Northern California Industrial
Delicato Wines Distribution Center
552,000 SF, 100% leased
Northern California Industrial
ConAgra Western Distribution Center
727,000 SF, 100% leased

2013 Duke Realty Corporation 19 MEDICAL OFFICE STRATEGY & Performance Update

2013 Duke Realty Corporation 20
Healthcare Trends
The nation’s largest industry
• More than 17% of GDP; predicted to exceed 23% by 2020
• U.S. population 65+ expected to approach 90 million by 2050
• Aging population driving increase in healthcare expenditures
MEDICAL OFFICE STRATEGY
Annual Healthcare
Expenditures
Source: U.S. Bureau of the Census
Population 65+ by Age: 1960-2050
Source: U.S. Bureau of the Census
Growing healthcare expenditures and demographics
should drive long term MOB demand

2013 Duke Realty Corporation

Healthcare Trends
Affordable Care Act
• People insured expected to increase by 30 to 50 million – increased demand for care
• Number of physicians will increase – growing MOB space demand
• Patient care shifting to more cost-efficient MOB settings with higher acuity of services
• Reduced reimbursements will make real estate efficiency a priority – larger deals and floor plates
• Healthcare system consolidation and physician employment by hospitals escalating
MEDICAL OFFICE STRATEGY
Projected U.S. Residents with Insurance in 2021
Source: U.S. Bureau of the Census and U.S. Center for Disease Control and Prevention
Inpatient and Outpatient Trends
Source: Avalere Health, American Hospital Association
Annual Survey, U.S. Census Bureau
Inpatient Days Outpatient Visits
Affordable Care Act should further improve trend for demand for lowest-
cost setting outpatient facilities such as Medical Office

2013 Duke Realty Corporation

35%
47%
18%
In-Service
Under
Development
Total
Properties 69 10 79
Investment $ $1.2 B $240 M $1.4 B
Square Feet 5.4 M 884 K 6.3 M
Leased Occupancy 91% 100% 93%
Local
Regional
National
Portfolio investment
by product type
Portfolio investment by
hospital system
19%
5%
76%
MOB
On-Campus
MOB
Off-Campus
Specialty
Hospital
Medical Office Portfolio at December 31, 2012
MEDICAL OFFICE STRATEGY

2013 Duke Realty Corporation 23
3%
4%
1%
5% 5%
10%
0%
2%
4%
6%
8%
10%
2013 2014 2015 2016 2017 2018
Lease Expirations (% of In-Service Sq. Ft.)
High credit tenants and limited lease maturity result in
stable and growing cash flow
Top Health System Relationships
Health System
Credit Rating
(Moody's)
Rentable SF
Ascension Health Aa1 510,000
Baylor Health Care System Aa2 450,000
Scott & White Healthcare A1 404,000
Harbin Clinic Unrated 313,000
Franciscan Alliance, Inc. Aa3 288,000
Health & Hospital Corp Marion
County
Aa1 274,000
Trinity Health Aa2 259,000
Catholic Health Initiatives Aa2 250,000
Veterans Administration Aaa 224,000
Northside Hospital Unrated 223,000
MEDICAL OFFICE STRATEGY

2013 Duke Realty Corporation 24
14

26
35
61
0
10

30
40
50
60
70
2008 2009 2010 2011 2012
Medical office portfolio projected to exceed 15% of total asset base by 2013
NOI in
$millions
Annual NOI
88.0%
78.4%
85.8%
90.1%
91.3%
70%
75%
80%
85%
90%
95%
2008 2009 2010 2011 2012
In-Service Portfolio Occupancy
As of 12/31/2012
Medical Office NOI and Portfolio Occupancy
MEDICAL OFFICE STRATEGY

2013 Duke Realty Corporation 25
Healthcare Development Pipeline
MEDICAL OFFICE STRATEGY
VA Tampa
Tampa, FL
117,000 SF, 100% preleased
Scott and White MOB
Marble Falls, TX
67,000 SF, 100% preleased
Wishard Health FOB
Indianapolis, IN
275,000 SF, 100% preleased
Scott & White MOB
College Station, TX
119,000 SF, 100% preleased
Tri Health Cardiology
Cincinnati, OH
21,000 SF, 100% preleased
Centerre Community Rehab
Indianapolis, IN
60,000 SF, 100% preleased
NSH Cherokee Towne Lake MOB
Atlanta, GA
101,000  SF, 100% preleased
Scott & White Bone and
Joint Institute
Temple, TX
78,000 SF, 100% preleased
Baylor ED at Keller
Keller, TX
38,000 SF, 100% preleased
Bethesda Imaging/ED Expansion
Cincinnati, OH
11,000  SF, 100% preleased

2013 Duke Realty Corporation
Goal: Grow Medical Office Primarily through Development
Our Plan
Existing healthcare assets    $1.4 Billion
New developments projected     $200 Million in
2013
Lease-up space for growth – 92.5% leased at
December 31, 2012 . . . projected to increase in
2013

MEDICAL OFFICE STRATEGY
Our Focus
On-campus assets
Major hospital system relationships

2013 Duke Realty Corporation
Strategic Benefits to Duke Realty
Medical office to provide solid NOI growth and lower volatility

• Reliable NOI growth with long term leases averaging over 11 years with very high tenant retention
o
Typical lease includes 2-3% annual rent escalators and expenses passed through
• Strong credit tenants, with over 95% of the portfolio leased or affiliated with major hospital systems, a majority credit-rated single A or double
AA
• 76% of portfolio on-campus
• The newest portfolio in REIT sector with an average age of 7 years
• Total portfolio occupancy 92.5%, December 31, 2012. Projected to increase by December 2013
• Medical office development starts solid with approximately $200 million projected for 2013, majority 100% leased
• Growth industry, defensive asset class
MEDICAL OFFICE STRATEGY

2013 Duke Realty Corporation CAPITAL STRATEGY AND 2013 GUIDANCE 28

2013 Duke Realty Corporation
Capital Strategy Focus

Reducing leverage
Increasing coverage ratios
Maintaining size and quality of unencumbered asset base
Executing portfolio repositioning in alignment with capital strategy objectives
Further improve balance sheet strength and ratings
CAPITAL STRATEGY
1
2
3
4

2013 Duke Realty Corporation

Key Metrics & Goals
2009
Actual
2010
Actual
2011
Actual
Proforma
2012* Goal
Debt to Gross Assets 44.5% 46.3% 46.8% 45.5% 45.0%
Debt + Preferred to Gross
Assets
54.9% 55.5% 55.6% 51.7% 50.0%
Fixed Charge Coverage
Ratio
1.79 : 1 1.79 : 1 1.82 : 1 1.81 : 1 2.00 : 1
Debt + Preferred/EBITDA 8.47 8.88 8.58 8.20 7.75
CAPITAL STRATEGY
Progressing toward strategic plan goals
*Proforma 2012 includes common equity offering January 2013.

RELIABLE. ANSWERS.
2013 Duke Realty Corporation
Relative Performance of Duke Realty
Notes
1. DRE stock price as of end of trading 2/27/13, @ $16.06
2. Total return for comparable companiescalculatedon a market cap weighted basis
3. Comparables include PLD, BDN, CLI, DCT, HIW, LRY, FR, OFC, and EGP; PLD and AMB are included historically; figures shown on a market cap weighted basis

2013 Duke Realty Corporation

CAPITAL STRATEGY
Executing on capital strategy objectives
CAPITAL SOURCE 2008 2009 2010 2011 2012 TOTAL
Common Stock - $575 $311 - $241 $1,127
Preferred Stock $300 - - - - $300
Unsecured Debt $325 $500 $250 - $600 $1,675
Secured Debt - $270 - - - $270
Asset Dispositions $475 $300 $533 $1,650 $153 $3,111
TOTAL $1,100 $1,645 $1,094 $1,650 $994 $6,483
• Investment grade rated debt for over 15 years
• Proven access to multiple capital sources
• Available line of credit - $850 million capacity
• Conservative AFFO payout ratio (81%)
Continue to strengthen balance sheet
($ in millions)

2013 Duke Realty Corporation Duke Realty 2012 Transactions Lowering Cost of Capital with Highly Efficient Bond Offering Executions 33 CAPITAL STRATEGY

2013 Duke Realty Corporation
January 10, 2013

Duke Realty $590MM Overnight Marketed Offering
Source Morgan Stanley
CAPITAL STRATEGY
Summary of Deal Terms
Post Over-Allotment Option
Launch Date January9, 2013(Post-Close)
Pricing Date January10, 2013(Pre-Open)
Offer Price $14.25
% File/ Offer Discount -2.1%
Days Trading 21.0x
% of TSO 14.8%
Shares Offered (Post-greenshoe) 41.4MM
Amount Offered (Post-greenshoe) $590MM
Bookrunners
Morgan Stanley,
USB
Institutions
79%
Other Retail
10%
MS Retail 10%
Allocation Breakdown
By Investor Type (%)
Real Estate
65%
Hedge Fund
18%
Index 8%
Mutual Fund 5%
Other 3%
Value 1%
Allocation Breakdown
By Investor Style (%)
• Duke Realty Corp. issued $590MM (post -greenshoe) of
common equity via an overnight marketed offering to
repay outstanding balance on revolving credit facility
($285MM) and redeem Series O Preferred shares
callable in February 2013
• The offering priced at the tight end of the range at
$14.25, which represents a file / offer discount of -2.1%
– 2012 REIT overnight offerings priced at an average file
/ offer discount of -3.4%
• This represents DRE’s largest follow -on offering ever
• The company conducted 5 1x1 calls and a group call for
investors at the time of the launch
• The orderbook was oversubscribed by high -quality real
estate investors with ~80% of the deal allocated to
institutions and the remaining ~20% to retail investors
– The offering was upsized a full 20% from 30MM
shares to 36MM shares given a well oversubscribed
orderbook
• The offering traded up 3.5% on the first trade date

2013 Duke Realty Corporation 35 Liquidity Position ($ in millions) CAPITAL STRATEGY Manageable debt maturities $667 $383 $559 $2,493 Debt Maturity and Amortization Schedule December 31, 2012

RELIABLE. ANSWERS.
2013 Duke Realty Corporation
2013 Range of Estimates
Metrics
2012
Actual
Pessimistic Optimisti
       Key Assumptions
Core FFO per share $1.02 $1.03 $1.11 - Continued improvement in operating fundamentals
- Development projects
- Growth in asset base from repositioning actitivies
AFFO Payout Ratio 83% 83% 76% - Annual dividend maintained at $0.68 per share
Average Occupancy - In-Service 92.2% 92.0% 94.0% - Positive momentum continued, although slower pace
- Expirations only 9% of portfolio
Same Property NOI Growth 2.5% 1.0% 4.0% - Occupancy growth slowing
- Slightly improved rental rate assumptions
Building Acquisitions $801 $300 $500 - Remain selective regarding property type and location in alignment with long-term strategy
Building Dispositions $141 $400 $600 - Continue to prune remaining office and retail
Land Sale Proceeds $12 $15 $25 - Selling identified non-strategic parcels
- Demand still sluggish
Development Starts $520 $400 $500 - Comprised of industrial and medical office
- Substantially pre-leased
Service Operations Income $22 $16 $24 - Consistent third party volumes anticipated
General & Administrative expense $44 $43 $37 - Continued efficiency gains
2013 Range of Estimates
$ in millions

RELIABLE. ANSWERS
2013 Duke Realty Corporation

WHY DUKE REALTY?
¦ Quality portfolio improving with asset strategy
¦ Solid balance sheet improving with capital strategy
¦ Unmatched ability to execute on daily operations
¦ Development capabilities in place with existing land bank
¦ Talent and leadership depth to execute
Delivering on what we say we will do

2013 Duke Realty Corporation APPENDIX 38

RELIABLE. ANSWERS.
2013 Duke Realty Corporation
Strategic Focus
2012 Goals and Objectives 2012 Update
•
Lease-up portfolio, manage cap ex; reach
positive same property income growth
•
Balance execution with capital strategy
relative to level and quality of cash flow and
same property NOI
•
Development starts of $ 150 to $250MM
focus on medical office and build-to-suit
•
Total portfolio occupancy at year end 92.4%, up 1.7% from
2011; industrial portfolio at 93.8%
•
More than 29 million square feet of leases completed
•
Debt to EBITDA @ 7.0x¹; 2.5% Same Property NOI growth
•
$520MM development starts. Nine 77% pre-leased (on
average) bulk industrial projects (at 7.2% weighted yield), nine
100% pre-leased medical office projects (7.1% yield) and one speculative office project (9%+ expected yield)
•
Continue strong momentum from 2011 on
repositioning of portfolio
•
Pursue acquisitions of medical and
industrial assets
•
Continue pruning suburban office primarily
in Midwest
•
Closed on approximately $800MM of acquisitions during the
year, weighted 66% healthcare and 34% industrial
•
$153MM in dispositions of non-core assets
•
Total suburban office portfolio 85.9% occupied, preparing non-
strategic assets for sale
•
Opportunistically access capital markets . .
push out maturity schedule further
•
Continue improving coverage ratios
•
Maintain minimal balance on line of credit
•
Fixed charge ratio of 1.81x, down from 1.82x at year end 2011
•
Issued $322MM of equity through ATM program at a $14.19
share price
•
$285MM balance on credit facility at 12/31/12
•
Issued $572MM of equity through a marketed follow-on
offering at a $14.25 price in January 2013 to delever and fund growth
Asset
Strategy
Operations
Strategy
Capital
Strategy
Solid 2012 performance across all three aspects of our strategy
(1) Proforma $572 (net) common equity offering executed January 2013

RELIABLE. ANSWERS.
2013 Duke Realty Corporation 40
U.S. Rail and Highway Logistics Routes & Corridors
Duke Realty’s Primary Markets Strategically Placed in Key
Distribution Corridors
Note:
Duke Realty Primary Industrial Markets in Bold Blue; Rail lines in medium blue, Interstate highway system in red lines

2013 Duke Realty Corporation

Midwest
Expansion - Industrial
Restoration Hardware
Columbus
418,655 SF
Term 15 years
Renewal & Expansion –
Industrial
McGraw-Hill Companies
Columbus
668,000 SF
Weighted Term 5.5 years
MARKET OVERVIEW & KEY POINTS
Committed to Midwest because we perform…
Midwest remains a key component to our
industrial strategy
Renewal - Industrial
Crossroads Centers
Indianapolis
601,000 SF
Term 5 years
MIDWEST OVERVIEW
Acquisition - Industrial
335 Crossroads Parkway
Chicago
288,000 SF
66% leased
Strong distribution base: Over 30% of U.S.
population within one day’s drive
74 Fortune 500 headquarters
High growth and return opportunities, particularly in
Chicago, Columbus, and Indianapolis
Duke Realty’s roots and a position of strength
Original location – since 1972
Low basis product
Dominant market position

2013 Duke Realty Corporation

Midwest Overview
Location
Product
Type
Industrial Office
Average Age 12.4 years 17.2 years
Average Building Size 259,000 SF 126,000 SF
Total Square Footage 57.7 million 12.3 million
Current Occupancy 95.7% 83.8%
Indianapolis 94.3% 92.3%
Chicago 96.9% 90.2%
Cincinnati 94.5% 84.6%
St. Louis 93.6% 74.0%
Columbus 100% 90.9%
Minneapolis 93.7% 91.9%
MIDWEST OVERVIEW

2013 Duke Realty Corporation 43 Midwest Focus DOMINANT POSITION BULK INDUSTRIAL REDUCE OFFICE CONCENTRATION MIDWEST OVERVIEW Enhancing dominant industrial position in Midwest

2013 Duke Realty Corporation EAST & SOUTHEAST OVERVIEW Performance Update 44

2013 Duke Realty Corporation
RECENT TRANSACTIONS

East & Southeast Overview
Disposition – Industrial
CapTrust Tower
Raleigh
300,00 SF
Leased: 95%
MARKET OVERVIEW & KEY POINTS
New/Renewal - Office
Liberty Center II
Washington, D.C.
Scitor Corp
159,000 SF
Term: 10 years
Renewal - Industrial
Port City Logistics, Inc.
Savannah
332,000 SF
Term: 7 years
Renewal – Industrial
Ford Motor Company
Orlando
275,000 SF
5 year term
Strong presence
East and Southeast cities among top growth
markets in country… strong in-migration
Diversified economies; Government, healthcare,
finance and education
Eastern cities maintained highest employment rate
through downturn
Atlanta and Northeast corridor strong in bulk
industrial
EAST & SOUTHEAST OVERVIEW

2013 Duke Realty Corporation

East & Southeast Overview
Location
Product
Type
Industrial Office
Average Age 10.0 years 10.8 years
Average Building Size 169,000 SF 114,000 SF
Total Square Footage 30.0 million 9.4 million
Current Occupancy 91.3% 88.5%
Atlanta 87.9% 86.5%
South Florida 89.8% 87.4%
Raleigh 98.7% 94.5%
Washington D.C./Baltimore 96.0% 82.5%
Central Florida 98.4% 88.9%
Savannah 90.6% NA
EAST & SOUTHEAST OVERVIEW

2013 Duke Realty Corporation 47 East & Southeast Focus BULK INDUSTRIAL/PORTS LEASE UP AND RENT GROWTH ACQUISITIONS & DEVELOPMENT EAST & SOUTHEAST OVERVIEW Maximize assets and market position

2013 Duke Realty Corporation 48 SOUTH & WEST OVERVIEW Performance Update

2013 Duke Realty Corporation

South & West
Acquisition – Industrial
Northern California
Delicato Wines
552,000 SF
Leased: 100%
Acquisition - Industrial
Northern California
ConAgra
727,000 SF
Leased: 100%
MARKET OVERVIEW & KEY POINTS
New Lease - Industrial
Greater Seattle Area
Internet Retailer
1,016,000 SF
Term: 15 years
Acquisition – Industrial
Houston, TX
135,000 SF
Leased: 100%
Duke Realty one of top 3 owner/developers in
Dallas/Ft.Worth
52 Fortune 500 headquarters
Demographic drivers: modern transportation and
infrastructure, population and job growth
Strong industrial demand expected post-recovery
Port, inland port and logistics key for bulk
distribution markets
Expand industrial presence by pursuing select
acquisition opportunities in Houston, Phoenix and
Southern California
SOUTH & WEST OVERVIEW

2013 Duke Realty Corporation

South & West Overview
Location
Product
Type
Industrial Office
Average Age 9.3 years 8.3 years
Average Building Size 291,000 SF 110,000 SF
Total Square Footage 26.8 million 1.8 million
Current Occupancy 92.6% 86.6%
Dallas 90.8% 100.0%
Nashville 95.8% 93.3%
Houston 100.0% 61.2%
Phoenix 98.1% N/A
Southern California 85.0% N/A
SOUTH & WEST OVERVIEW
San
Antonio
3%
Austin
7%
Southern CA
13%
Dallas
37%
Seattle 7%
Houston
11%
Nashville
18%
Phoenix 4%

2013 Duke Realty Corporation 51 South & West Focus DALLAS LEASE-UP HOUSTON INDUSTRIAL PORT DALLAS INLAND PORT SOUTHERN CALIFORNIA EXPANSION SOUTH & WEST OVERVIEW Grow

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2013 Duke Realty Corporation
89.2%
88.3%
90.0%
89.9%
93.0%
87.2%
92.1%
95.1%
94.2%
89.0%
94.6%
80%
83%
86%
89%
92%
95%
98%
LRY HIW OFC BDN CLI DRE EGP PLD FR DCT
$7,753
$3,678
$3,226
$2,543
$5,053
$4,574
$4,727
$4,951
$10,134
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
LRY HIW CLI BDN OFC DRE PLD DCT FR EGP
57.2%
41.8% 41.8%
45.1% 44.1%
39.5%
38.0%
44.5%
40.7%
32.2%
0%
20%
40%
60%
80%
BDN CLI OFC HIW LRY DRE PLD FR DCT EGP
$32,480
Total Market Cap ($ in millions)
Total Debt / Total Market Cap In Service Portfolio Occupancy
Net Debt / LTM EBITDA
Duke Realty Benchmarking Statistics
Duke Realty benchmarks as the second largest by total market capitalization among its comps, with above average leverage and improving occupancy
Office Average: $5,411 Industrial Average: $10,482
Industrial Average: 7.0x
Office Average: 6.6x
Office Average: 44.7% Industrial Average: 39.1%
DRE total in service portfolio DRE industrial in service portfolio
Industrial Average: 92.1%
Office Average: 89.4%
Key:
Office: LRY=Liberty; CLI=Mack-Cali; HIW=Highwoods; BDN=Brandywine; OFC = Corporate Office
Industrial: PLD=Prologis; FR=First Industrial; DCT=DCT Industrial Trust; EGP=Eastgroup
Medical Office Building: HR=Healthcare Realty; HTA=Healthcare Trust of America
Source: SNL Financial, 2/22/13
1
1
(1) DRE proforma January 2013 $572 million (net) equity offering. PLD proforma Norges and J-REIT transactions, as estimated by Green Street Advisors, February 2013.

7.6x
7.1x
7.1x
7.7x
6.6x
7.2x
6.4x
6.4x
5.7x
6.2x
0.0x
3.0x
6.0x
9.0x
12.0x
BDN OFC LRY HIW CLI DRE DCT PLD EGP FR

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2013 Duke Realty Corporation
Industrial Average: 18.9x Office Average: 12.4x
14.7x
13.9x
14.6x
23.2x
9.1x
13.3x
17.6x
10.8x
18.2x
16.8x
6.0x
10.0x
14.0x
18.0x
22.0x
26.0x
LRY OFC HIW CLI BDN DRE PLD EGP FR DCT
Industrial Average: 25.6x
Industrial Average: 3.4%
Office Average: 18.0x
Office Average: 5.0%
Office Average: 7.6%
Price / 2013E FFO
Implied Cap Rate
(1)
Dividend Yield
Price / 2013E AFFO
Key:
Office: LRY=Liberty; CLI=Mack-Cali; HIW=Highwoods; BDN=Brandywine; OFC=Corporate Office
Industrial: PLD=Prologis; FR=First Industrial; DCT=DCT Industrial Trust; EGP=Eastgroup
Source: SNL Financial, 2/22/13
(1) Per Wall Street research as of 2/14/13
Duke Realty Valuation Statistics
Duke Realty still undervalued by most levered and NAV metrics
Industrial Average: 6.2%
20.2x
18.8x
18.8x
29.8x
25.1x
16.4x
24.1x
23.4x
18.3x
16.4x
10.0x
14.0x
18.0x
22.0x
26.0x
30.0x
34.0x
LRY OFC HIW CLI BDN DRE PLD DCT FR EGP
9.1%
7.2%
7.3%
7.4% 7.4%
5.7%
5.7%
6.1%
6.9%
7.4%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
7.0%
7.5%
8.0%
8.5%
9.0%
9.5%
10.0%
CLI BDN OFC HIW LRY DRE FR DCT EGP PLD
6.5%
2.1%
3.7%
3.9%
4.3%
4.2%
2.8%
4.5% 4.7%
4.9%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
CLI LRY HIW BDN OFC DRE DCT EGP PLD FR

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Historical Barra Beta Analysis 2002-2013
Current
(1)
1 Year
Avg
5 Year
Avg
10 Year
Avg
12/31/11
DRE
1.19 1.28 1.55 1.16 1.49
Office Comps
(2)
1.05 1.12 1.27 0.99 1.26
Industrial Comps
(3)(4)
1.05 1.14 1.40 1.00 1.28
Healthcare Comps
(5)
0.91 0.98 1.20 0.98 1.07
Notes
1. As of most recent Barra Beta published on January 31, 2013
2. Includes BDN, CUZ, CLI, CWH, HIW, LRY, OFC, PKY and WRE
3. Includes DCT, EGP, FR, LRY, and PLD
4. DCT’s beta only available since its IPO.  Barra began tracking DCT’s beta in December 2006
5. Includes HCN, HCP, HR, HTA, and VTR
Beta trends are slowly improving consistent with asset and capital strategy…. working on further lowering beta

Barra Beta Summary

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Forward-Looking Statement
This slide presentation contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private
Securities Litigation Reform Act of 1995.  These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations.  Prospective investors are cautioned that any such forward-
looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation.  Many of these factors are beyond our ability to control or predict.  Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange
Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.  We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.  We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.
Certain of the financial measures appearing in this slide presentation are or may be considered to be non-
GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com.  Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position.  The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.